UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4666

Seligman Pennsylvania Municipal Fund Series
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 9/30

Date of reporting period: 3/31/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman Pennsylvania Municipal Fund Series

Mid-Year Report March 31, 2005 Seeking Income Exempt From Regular Income Tax

Seligman 141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance Overview and Portfolio Summary	2

Understanding and Comparing Your Fund’s Expenses	5

Portfolio of Investments	6

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Notes to Financial Statements	12

Financial Highlights	16

Matters Relating to the Trustees’ Consideration of the Continuance of the Management Agreement	19

Trustees and Executive Officers	24

For More Information	back cover

To The Shareholders

We are pleased to present your mid-year shareholder report for Seligman Pennsylvania Municipal Fund, covering the six months ended March 31, 2005. This report contains the Fund’s investment results and financial statements, including its portfolio of investments.

Thank you for your continued support of Seligman Pennsylvania Municipal Fund. We look forward to serving your investment needs for many years to come.

By Order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

May 19, 2005

Manager	Shareholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Performance Overview and Portfolio Summary

This section of the Mid-Year Report is intended to help you understand the performance of Seligman Pennsylvania Municipal Fund and to provide a summary of the portfolio characteristics of the Fund

Performance data quoted in this Mid-Year Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge (“CDSC”) that is charged on redemptions made within 18 months of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase.

The Lehman Brothers Municipal Bond Index (the “Lehman Index”) does not include the effect of taxes, fees or sales charges, and does not reflect state-specific bond market performance.

An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

____________
See footnotes on page 4.

Performance Overview and Portfolio Summary
Investment Results

Total Returns
For Periods Ended March 31, 2005

		Average Annual
Class A	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
With Sales Charge	(4.49)%	(4.08)%	4.47%	4.83%	n/a
Without Sales Charge	0.26	0.76	5.49	5.34	n/a
Class C
With Sales Charge and CDSC#	(2.07)	(1.93)	4.49	n/a	3.39%
Without Sales Charge and CDSC	(0.11)	0.01	4.68	n/a	3.57
Class D
With 1% CDSC	(1.09)	(0.96)	n/a	n/a	n/a
Without CDSC	(0.11)	0.01	4.68	4.52	n/a
Lehman Index**	1.21	2.67	6.58	6.33	5.65	‡

				Dividend and Capital Gain Per Share, and Yield Information
Net Asset Value Per Share				For Periods Ended March 31, 2005
	3/31/05	9/30/04	3/31/04	Dividends†	Capital Gain†	SEC 30-Day Yield††
Class A	$7.90	$8.03	$8.13	$0.140	$0.012	1.64%
Class C	7.88	8.01	8.11	0.110	0.012	0.98
Class D	7.88	8.01	8.11	0.110	0.012	0.97

Holdings By Market Sectorø		Holdings By Credit Quality 2ø
Revenue Bonds	72%	AAA	86%
General Obligation Bondsøø	28	AA	14

Weighted Average Maturity	17.0 years

____________
See footnotes on page 4.

Performance Overview and Portfolio Summary

____________
[1]
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

[2]
Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard and Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.

*	Returns for periods of less than one year are not annualized.
**
The Lehman Index is an unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges and does not reflect state-specific bond market performance. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

#	The CDSC is 1% for periods of 18 months or less.
‡	From 5/28/99.
†	Represents per share amount paid or declared for the year ended March 31, 2005.
††	Current yield, representing the annualized yield for the 30-day period ended March 31, 2005, has been computed in accordance with SEC regulations and will vary.
ø	Percentages based on current market values of long-term holdings at March 31, 2005.
øø	Includes pre-refunded and escrowed-to-maturity securities.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) you incur when investing in the Fund and to compare them with the ongoing expenses incurred by investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of October 1, 2004 and held for the entire six-month period ended March 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 10/1/04	Annualized Expense Ratio*	Ending Account Value 3/31/05	Expenses Paid During Period** 10/1/04 to 3/31/05	Ending Account Value 3/31/05	Expenses Paid During Period** 10/1/04 to 3/31/05
Class A	$1,000.00	1.51%	$1,002.60	$7.54	$1,017.40	$7.59
Class C	1,000.00	2.26	998.90	11.26	1,013.66	11.35
Class D	1,000.00	2.26	998.90	11.26	1,013.66	11.35

____________
*
Expenses of Class C and Class D shares differ from the expenses of Class A shares due to the differences in 12b-1 fees paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**
Expenses are equal to the Fund’s annualized expense ratios based on actual expenses for the period October 1, 2004 to March 31, 2005, multiplied by the average account value over the period, multiplied by 182/365 (number of days in the period).

Portfolio of Investments (Unaudited)
March 31, 2005

Face Amount	Municipal Bonds	Rating†	Value
$1,000,000	Berks County, PA Municipal Authority Hospital Rev. (The Reading Hospital & Medical Center Project), 5.70% due 10/1/2014	Aaa	$1,125,690
1,000,000	Berks County, PA Municipal Authority Hospital Rev. (The Reading Hospital & Medical Center Project), 6% due 11/1/2029Ø	Aaa	1,132,670
1,100,000	Butler County, PA GOs, 5-1/4% due 7/15/2023Ø	Aaa	1,213,014
500,000	Delaware County Authority, PA University Rev. (Villanova University), 5% due 8/1/2024	Aaa	522,975
1,000,000	Delaware County, PA Industrial Development Authority Rev (Philadelphia Suburban Water Company), 6.35% due 8/15/2025*	Aaa	1,032,060
1,000,000	Delaware River Port Authority Rev. (Pennsylvania and New Jersey Port District Project), 5-5/8% due 1/1/2026	Aaa	1,075,870
1,000,000	Delaware Valley, PA Regional Finance Authority (Local Government Rev.), 7-3/4% due 7/1/2027	Aaa	1,385,120
1,000,000	Lehigh County, PA Industrial Development Authority Pollution Control Rev. (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029	Aaa	1,030,260
1,000,000	Northampton County, PA General Purpose Authority Rev., 5-1/4% due 10/1/2030	Aaa	1,052,140
1,000,000	Pennsylvania Economic Development Financing Authority Rev., (The Procter & Gamble Paper Products Company Project), 5-3/8% due 3/1/2031*	Aa3	1,068,940
1,000,000	Pennsylvania Higher Educational Facilities Authority College & University Rev. (University of Pennsylvania), 5.90% due 9/1/2014Ø	Aa3	1,014,620
300,000	Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5-3/4% due 5/1/2022Ø	Aaa	322,935
1,050,000	Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5-3/4% due 5/1/2022	Aaa	1,121,410
750,000	Pennsylvania Intergovernmental Cooperation Authority Special Tax Rev. (Philadelphia Funding Program), 5% due 6/15/2021	Aaa	780,465
1,000,000	Pennsylvania State Turnpike Commission Rev., 5% due 7/15/2041	Aaa	1,017,580
1,000,000	Pennsylvania Turnpike Commission Oil Franchise Tax Rev., 5-1/4% due 12/1/2016	Aaa	1,087,680
1,300,000	Philadelphia, PA Airport Rev., 6.10% due 6/15/2025*	Aaa	1,333,709
1,000,000	Philadelphia, PA Parking Authority Airport Parking Rev., 5-1/2% due 9/1/2018	Aaa	1,057,920
450,000	Philadelphia, PA Redevelopment Authority (Home Mortgage Rev.), 9% due 6/1/2017††	AA‡	639,140
Total Municipal Bonds (Cost $17,662,595) — 93.3%			19,014,198

____________
See footnotes on page 7.

Portfolio of Investments (Unaudited)
March 31, 2005

Face Amount	Variable Rate Demand Notes	Rating†	Value
$100,000	Lehigh County, PA General Purpose Authority Rev. (Lehigh Valley Hospital) due 7/1/2029	VMIG 1	$100,000
600,000	Philadelphia, PA Authority for Industrial Development Rev. (Regional Performing Arts Center Project) due 6/1/2025	VMIG 1	600,000
1,000,000	South Fork, PA Municipal Authority Hospital Rev. (Conemaugh Health System Project) due 7/1/2028	A-1‡	1,000,000
Total Variable Rate Demand Notes (Cost $1,700,000) — 8.4%			1,700,000
Total Investments (Cost $19,362,595) — 101.7%			20,714,198
Other Assets Less Liabilities — (1.7)%			(337,682)
Net Assets — 100.0%			$20,376,516

___________
†
Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (”Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA.

††	Escrowed-to-maturity security.
ø	Pre-refunded security.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited)
March 31, 2005

Assets:
Investments, at value:
Long-term holdings (cost $17,662,595)	$19,014,198
Short-term holdings (cost $1,700,000)	1,700,000
Total investments (cost $19,362,595)	20,714,198
Cash	99,540
Interest receivable	273,071
Receivable for Capital Stock sold	5,000
Expenses prepaid to shareholder service agent	3,275
Other	6,837
Total Assets	21,101,921

Liabilities:
Payable for securities purchased	532,665
Payable for Shares of Beneficial Interest repurchased	115,017
Dividends payable	25,888
Management fee payable	8,809
Distribution and service fees payable	5,419
Accrued expenses and other	37,607
Total Liabilities	725,405
Net Assets	$20,376,516

Composition of Net Assets:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 2,581,298 shares outstanding):
Class A	$2,401
Class C	113
Class D	67
Additional paid-in capital	18,913,696
Undistributed net investment income	69,217
Accumulated net realized gain	39,419
Net unrealized appreciation of investments	1,351,603
Net Assets	$20,376,516

Net Asset Value per Share:
Class A ($18,961,126 ÷ 2,401,573 shares)	$7.90
Class C ($888,360 ÷ 112,807 shares)	$7.88
Class D ($527,030 ÷ 66,918 shares)	$7.88
____________
See Notes to Financial Statements.

Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2005

Investment Income:
Interest	$544,616

Expenses:
Management fee	52,570
Distribution and service fees	31,905
Auditing and legal fees	31,439
Shareholder account services	20,838
Shareholder reports and communications	9,290
Registration	7,903
Trustees’ fees and expenses	4,973
Custody and related services	3,970
Miscellaneous	1,886
Total Expenses	164,774
Net Investment Income	379,842

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	35,956
Net change in unrealized appreciation of investments	(381,581)
Net Loss on Investments	(345,625)
Increase in Net Assets from Operations	$34,217

____________
See Notes to Financial Statements.

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended 3/31/05	Year Ended 9/30/04
Operations:
Net investment income	$379,842	$748,886
Net realized gain on investments	35,956	30,053
Net change in unrealized appreciation of investments	(381,581)	(210,331)
Increase in Net Assets from Operations	34,217	568,608

Distributions to Shareholders:
Net investment income:
Class A	(340,050)	(714,263)
Class C	(15,025)	(28,343)
Class D	(7,452)	(15,634)
Total	(362,527)	(758,240)
Net realized long-term gain on investments:
Class A	(29,044)	(16,729)
Class C	(1,647)	(805)
Class D	(833)	(472)
Total	(31,524)	(18,006)
Decrease in Net Assets from Distributions	(394,051)	(776,246)
	(Continued on next page.)

Statements of Changes in Net Assets (Unaudited)

	Shares
	Six Months Ended 3/31/05	Year Ended 9/30/04	Six Months Ended 3/31/05	Year Ended 9/30/04
Transactions in Shares of Beneficial Interest:
Net proceeds from sales of shares:
Class A	16,782	46,283	$134,333	$371,666
Class C	2,577	9,175	20,371	73,602
Class D	—	2,505	—	20,041
Shares issued in payment of dividends:
Class A	28,217	58,680	225,879	470,198
Class C	971	1,402	7,749	11,199
Class D	206	473	1,641	3,779
Exchanged from associated funds:
Class A	16,072	36,625	128,227	294,850
Class C	—	2,394	—	18,601
Class D	—	5,891	—	45,977
Shares issued in payment of gain distributions:
Class A	2,824	1,519	22,581	12,255
Class C	117	50	934	404
Class D	68	36	546	286
Total	67,834	165,033	542,261	1,322,858
Cost of shares repurchased:
Class A	(111,462)	(430,513)	(889,868)	(3,429,909)
Class C	(28,109)	(16,140)	(221,986)	(128,674)
Class D	(2,742)	(11,004)	(21,897)	(87,926)
Exchanged into associated funds:
Class A	(6,157)	(19,640)	(49,249)	(157,830)
Class C	—	—	—	—
Class D	—	(5,790)	—	(45,277)
Total	(148,470)	(483,087)	(1,183,000)	(3,849,616)
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(80,636)	(318,054)	(640,739)	(2,526,758)
Decrease in Net Assets			(1,000,573)	(2,734,396)

Net Assets:
Beginning of period			21,377,089	24,111,485
End of Period (including undistributed net investment income of $69,217 and $56,777, respectively)			$20,376,516	$21,377,089

____________
See Notes to Financial Statements.

Notes to Financial Statements  (Unaudited)

1.
Multiple Classes of Shares — Seligman Pennsylvania Municipal Fund (the “Fund”) offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.
Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At March 31, 2005, the interest rates paid on these notes ranged from 2.26% to 2.27%.

Notes to Financial Statements  (Unaudited)

d.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2005, distribution and service fees were the only class-specific expenses.

e.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

3.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2005 amounted to $528,290 and $1,025,520, respectively.

4.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $614 for sales of Class A shares. Commissions of $4,209 and $142 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund monthly pursuant to the Plan. For the six months ended March 31, 2005, fees incurred aggregated $23,769, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2005, fees incurred under the Plan amounted to $5,439 and $2,697, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C and Class D shares. For the six months ended March 31, 2005, such charges amounted to $0.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2005, Seligman Services, Inc. received commissions of $89 from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $1,511 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $20,838 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Notes to Financial Statements  (Unaudited)

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of March 31, 2005, the Fund’s potential obligation under the Guaranties is $8,000. As of March 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in trustees’ fees and expenses and the accumulated balance at March 31, 2005, of $14,319 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.
Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the six months ended March 31, 2005, the Fund did not borrow from the credit facility.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At March 31, 2005, the cost of investments for federal income tax purposes was $19,288,606. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $73,989.

Notes to Financial Statements  (Unaudited)

At March 31, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$1,453,017
Gross unrealized depreciation of portfolio securities	(27,425)
Net unrealized appreciation of portfolio securities	1,425,592
Accumulated ordinary loss	(4,772)
Accumulated net realized gains	39,419
Total accumulated earnings	$1,460,239

The tax characterization of distributions paid was as follows:

	Six Months Ended 3/31/05	Year Ended 9/30/04
Tax-exempt income	$362,527	$758,240
Long-term capital gains	31,524	18,006

7.
Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman registered investment companies (“Seligman Funds”). Seligman Pennsylvania Municipal Fund Series was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

The Manager has conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares.

Financial Highlights (Unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A
	Six Months Ended	Year Ended September 30,
	3/31/05	2004	2003	2002ø	2001	2000
Per Share Data:
Net Asset Value, Beginning of Period	$8.03	$8.09	$8.26	$7.92	$7.49	$7.49
Income from Investment Operations:
Net investment income	0.15	0.27	0.27	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.13)	(0.05)	(0.08)	0.34	0.43	0.05
Total from Income from Investment Operations	0.02	0.22	0.19	0.67	0.76	0.39
Less Distributions:
Dividends from net investment income	(0.14)	(0.27)	(0.27)	(0.32)	(0.33)	(0.34)
Distributions from net realized capital gain	(0.01)	(0.01)	(0.09)	(0.01)	—	(0.05)
Total Distributions	(0.15)	(0.28)	(0.36)	(0.33)	(0.33)	(0.39)
Net Asset Value, End of Period	$7.90	$8.03	$8.09	$8.26	$7.92	$7.49

Total Return	0.26%	2.72%	2.37%	8.75%	10.27%	5.33%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$18,961	$19,721	$22,354	$23,493	$24,047	$23,014
Ratio of expenses to average net assets	1.51%†	1.36%	1.30%	1.25%	1.32%	1.28%
Ratio of net investment income to average net assets	3.67%†	3.32%	3.38%	4.11%	4.20%	4.56%
Portfolio turnover rate	2.68%	5.34%	8.30%	16.73%	5.43%	12.11%
____________
See footnotes on page 18.

Financial Highlights
(Unaudited)

CLASS C
	Six Months Ended 3/31/05
		Year Ended September 30,
		2004	2003	2002ø	2001	2000
Per Share Data:
Net Asset Value, Beginning of Period	$8.01	$8.07	$8.24	$7.91	$7.48	$7.49
Income from Investment Operations:
Net investment income	0.12	0.21	0.21	0.27	0.27	0.28
Net realized and unrealized gain (loss) on investments	(0.13)	(0.05)	(0.08)	0.33	0.43	0.04
Total from Investment Operations	(0.01)	0.16	0.13	0.60	0.70	0.32
Less Distributions:
Dividends from net investment income	(0.11)	(0.21)	(0.21)	(0.26)	(0.27)	(0.28)
Distributions from net realized capital gain	(0.01)	(0.01)	(0.09)	(0.01)	—	(0.05)
Total Distributions	(0.12)	(0.22)	(0.30)	(0.27)	(0.27)	(0.33)
Net Asset Value, End of Period	$7.88	$8.01	$8.07	$8.24	$7.91	$7.48

Total Return	(0.11)%	1.96%	1.60%	7.79%	9.48%	4.42%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$888	$1,100	$1,133	$1,029	$628	$202
Ratio of expenses to average net assets	2.26%†	2.11%	2.05%	2.00%	2.07%	2.03%
Ratio of net investment income to average net assets	2.92%†	2.57%	2.63%	3.36%	3.45%	3.81%
Portfolio turnover rate	2.68%	5.34%	8.30%	16.73%	5.43%	12.11%

____________
See footnotes on page 18.

Financial Highlights (Unaudited)

CLASS D
	Six Months Ended 3/31/05
		Year Ended September 30,
		2004	2003	2002ø	2001	2000
Per Share Data:
Net Asset Value, Beginning of Period	$8.01	$8.07	$8.24	$7.91	$7.48	$7.49
Income from Investment Operations:
Net investment income	0.12	0.21	0.21	0.27	0.27	0.28
Net realized and unrealized gain (loss) on investments	(0.13)	(0.05)	(0.08)	0.33	0.43	0.04
Total from Investment Operations	(0.01)	0.16	0.13	0.60	0.70	0.32
Less Distributions:
Dividends from net investment income	(0.11)	(0.21)	(0.21)	(0.26)	(0.27)	(0.28)
Distributions from net realized capital gain	(0.01)	(0.01)	(0.09)	(0.01)	—	(0.05)
Total Distributions	(0.12)	(0.22)	(0.30)	(0.27)	(0.27)	(0.33)
Net Asset Value, End of Period	$7.88	$8.01	$8.07	$8.24	$7.91	$7.48

Total Return	(0.11)%	1.96%	1.60%	7.79%	9.48%	4.42%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$527	$556	$624	$690	$596	$600
Ratio of expenses to average net assets	2.26%†	2.11%	2.05%	2.00%	2.07%	2.03%
Ratio of net investment income to average net assets	2.92%†	2.57%	2.63%	3.36%	3.45%	3.81%
Portfolio turnover rate	2.68%	5.34%	8.30%	16.73%	5.43%	12.11%

____________
†	Annualized.
ø
As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effect of this change for the year ended September 30, 2002 was to increase net investment income and decrease net realized and unrealized gain on investments per share by $0.01 for each share class and to increase the ratios of net investment income to average net assets of each share class by 0.06%. The per share data and ratios for periods prior to October 1, 2002, have not been restated.

See Notes to Financial Statements.

Matters Relating to the Trustees’ Consideration of the Continuance of the Management Agreement

The trustees unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 18, 2004.

In preparation for the meeting, the trustees had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the trustees reviewed the proposed continuance of the Management Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent trustees also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present. In reaching their determination relating to continuance of the Management Agreement, the trustees considered all factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects any economies of scale for the benefit of investors;

7.	the Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationships with the Fund;

11.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

12.	the terms of the Management Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience and the Manager’s responsiveness to concerns raised by them in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors.

Matters Relating to the Trustees’ Consideration of the Continuance of the Management Agreement

The trustees determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the trustees’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the trustees.

Nature, Extent and Quality of Services Provided by the Manager

The trustees noted that, under the Management Agreement, the Manager, subject to the control of the trustees, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of trustees of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp. ("SDC"), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The trustees considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees also considered the Manager’s response to recent regulatory compliance issues affecting it and other investment companies in the Seligman Group of Funds. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

Costs of Services Provided and Profitability to the Manager

At the request of the trustees, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the trustees included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The trustees also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The trustees reviewed with the Manager’s chief financial officer assumptions and methods of allocation used by the Manager in preparing fund-specific profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

Matters Relating to the Trustees’ Consideration of the Continuance of the Management Agreement

The trustees recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Manager’s expenses, as well as the "revenue sharing" arrangements the Manager has entered into with certain entities that distribute shares of the Fund. The trustees focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The trustees received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s policies with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2004 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2004.

The trustees also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The trustees recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above. The trustees noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results1

In addition to the information received by the trustees for the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. The trustees compared the Fund’s performance to the Lipper Pennsylvania Municipal Debt Funds Average and to 9 competitor funds selected by the Manager. The Manager explained that there was no appropriate benchmark index against which to compare the Fund. The comparative information showed that the Fund’s investment results were above the Lipper average for the five-year period and were substantially above both the Lipper average and the competitor average in 2000 and 2002, although they were somewhat below both benchmarks for the most recent ten-month period. The trustees noted that the Fund’s Lipper ranking was near or above the median for the three-, five- and ten-year periods but had declined to substantially below median for the one-year period. The Manager explained that the Fund’s performance in recent periods had been adversely affected by defensive positioning in anticipation of rising interest rates, which did not rise as quickly as the Manager anticipated. The Manager also noted that the Fund’s results were lowered somewhat by the Fund’s relatively high expense ratio, which resulted principally from its small size (approximately $21 million). Based upon their review, the trustees concluded that the Fund’s relative investment performance over time had been satisfactory.
____________
[1]
In the discussion of Investment Results below, references to one-, three-, five-, or ten-year periods are for those periods ended September 30, 2004. References to the most recent ten-month period are for the period ended October 31, 2004.

Matters Relating to the Trustees’ Consideration of the Continuance of the Management Agreement

Management Fees and Other Expenses

The trustees considered the management fee rate paid by the Fund to the Manager, which is 0.50%. The trustees noted that the Fund’s management fee rate was less than both the average and the median for its peer group, which consisted of all funds in its Lipper category. The trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the Fund’s total expense ratio for the most recent fiscal year, as compared to the expense ratios for other funds in its peer group. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others. The Manager explained that the expense ratios of some peer group funds were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. In considering the expense ratio of the Fund, the trustees noted that the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the investment companies in the Seligman Group of Funds, and the trustees noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The comparative information showed that the Fund’s expense ratio was the highest in its peer group, and would have been the highest even if other peer group funds had not benefited from reimbursements by their advisers. The Manager explained that the Fund’s small size (approximately $21 million) contributed to its relatively high expense ratio, and that the Fund was the third smallest of the 18 funds in its peer group. The Manager also explained that the Fund was organized as a Pennsylvania trust and had no other series, as a result of which the Fund incurred local counsel fees unique to it and was unable to allocate certain other expenses over multiple series as could most of the other Seligman Municipal Funds. On the basis of this review, the trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is

Matters Relating to the Trustees’ Consideration of the Continuance of the Management Agreement

no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Trustees

Robert B. Catell 2, 3	William C. Morris
• Chairman, Chief Executive Officer and Director,	• Chairman, J. & W. Seligman & Co. Incorporated
KeySpan Corporation	• Chairman, Carbo Ceramics Inc.
John R. Galvin 1, 3	Leroy C. Richie 1, 3
• Dean Emeritus,	• Chairman and Chief Executive Officer,
Fletcher School of Law and Diplomacy	Q Standards Worldwide, Inc.
at Tufts University	• Director, Kerr-McGee Corporation
Alice S. Ilchman 2, 3	Robert L. Shafer 2, 3
• President Emerita, Sarah Lawrence College	• Ambassador and Permanent Observer of the
• Director, Jeannette K. Watson Summer	Sovereign and Military Order of Malta to the
Fellowship	United Nations
• Trustee, Committee for Economic Development
Frank A. McPherson 2, 3	James N. Whitson 1, 3
• Retired Chairman of the Board and Chief	• Retired Executive Vice President and Chief
Executive Officer, Kerr-McGee Corporation	Operating Officer, Sammons Enterprises, Inc.
• Director, ConocoPhillips	• Director, CommScope, Inc.
• Director, Integris Health	Brian T. Zino
John E. Merow* 1, 3	• Director and President,
• Retired Chairman and Senior Partner,	J. & W. Seligman & Co. Incorporated
Sullivan & Cromwell LLP	• Chairman, Seligman Data Corp.
• Director, Aleris International, Inc.	• Director, ICI Mutual Insurance Company
• Trustee, New York-Presbyterian Hospital	• Member of the Board of Governors, Investment Company Institute

Betsy S. Michel 1, 3	__________
• Trustee, The Geraldine R. Dodge Foundation	* Retired May 19, 2005.
Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris	Thomas G. Moles
Chairman	Vice President

Brian T. Zino	Thomas G. Rose
President and Chief Executive Officer	Vice President

Eileen A. Comerford	Lawrence P. Vogel
Vice President	Vice President and Treasurer

Eleanor T. M. Hoagland	Frank J. Nasta
Vice President and Chief Compliance Officer	Secretary

(This Page Left Blank Intentionally.)

For More Information

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan Services
(212) 682-7600     Outside the United States
(800) 622-4597     24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.[1]

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) with respect to how the Fund voted proxies, on the SEC’s website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Pennsylvania Municipal Fund Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

1
 The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accesssible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

TEDPA3 3/05

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: June 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: June 3, 2005

By:	/S/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: June 3, 2005

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.